Exhibit 4.1

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


                                                           CUSIP NO. 151017 10 2


            NUMBER                                                SHARES
____________________         Celexx Corporation              ___________________

                   AUTHORIZED COMMON STOCK: 100,000,000 SHARES
                              PAR VALUE:  $.001            RESTRICTED SECURITIES


THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, "THE ACT") OR ANY STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED OR SOLD UNLESS AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS IS AVALABLE (THE ISSUER AND/OR ITS TRANSFER AGENT HAVE AN OPTION TO REQUIRE THAT AVAILABILITY OF AN EXEMPTION BE ESTABLISHED BY AN OPINION OF COUNSEL WHICH IS SATISFACTORY TO THEM).

                 -- Shares of CELEXX CORPORATION Common Stock --

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:  _______________




_______________________        CELEXX CORPORATION      _________________________
SECRETARY                         CORPORATE SEAL       PRESIDENT





Countersigned & Registered:
AMERICAN REGISTRAR & TRANSFER CO.
P.O. Box 1796, Salt Lake City, UT 84110



By
  ---------------------------------------------------------------------
         Registrar-Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

          TEN COM       --  as tenants in common
          TEN ENT       --  as tenants by the entireties
          JT TEN        --  as joint  tenants with right of survivorship and not
                            as tenants in common
          UNIF GIFT MIN ACT -- _______________     Custodian _______________
                                  (Cust)                         (Minor)
                                under Uniform Gifts to Minors
                                Act ____________________
                                         (State)

                       Additional abbreviations may also be used though not in the above list.

 For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
[                                                             ]

--------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
--------------------------------------------------------------------------------

________________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________


          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


                         CURRENT TRANSFER FEE APPLICABLE